UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2004

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                           0-18348                   06-1209796
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


1400 Corporate Center Way, Wellington, Florida                        33414
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4


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Item 12.  Results and Operations and Financial Condition.

         On April 21, 2004, BE Aerospace, Inc. issued a press release announcing financial results for the fiscal quarter ended March 31, 2004. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BE AEROSPACE, INC.

                            By: /s/ Thomas P. McCaffrey
                            -------------------------------------
                            Name:    Thomas P. McCaffrey
                            Title:   Corporate Senior Vice President of
                                     Administration and Chief Financial Officer



Date:    April 21, 2004



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                                  EXHIBIT INDEX



Exhibit No.         Description of Exhibits
-----------         -----------------------

99.1 Press release, dated April 21, 2004, issued by BE Aerospace, Inc. announcing financial results for the fiscal quarter ended March 31, 2004.



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